                                                                 EXHIBIT  10.1.1
                                                                 ---------------
                  AMENDMENT TO AMENDED EMPLOYMENT AGREEMENT
                  -----------------------------------------
   THIS AMENDMENT is made and entered into on this 20th day of July, 1994 at Medina, Ohio, by and between RPM, INC. (hereinafter referred to as the "Company") and THOMAS C. SULLIVAN (hereinafter referred to as "Sullivan"):
                             W I T N E S S E T H:
                             --------------------
   WHEREAS, Sullivan is considered a key employee of the Company; and WHEREAS, Sullivan and the Company entered into a certain Amended Employment
Agreement, dated as of July 22, 1981 and last amended as of July 21, 1993 (the "Employment Agreement"), to insure Sullivan's continued employment with the Company; and
   WHEREAS, it is the desire of the Company and Sullivan to further amend the Employment Agreement in accordance with the terms hereof; and
   WHEREAS, Paragraph 12 of the Employment Agreement requires that any such Amendment be in writing and properly executed;
   NOW, THEREFORE, in consideration of the premises and the mutual understandings of the parties, IT IS AGREED, as follows:
   1. EMPLOYMENT TERM. Paragraph 1 of the Employment Agreement shall be deleted in its entirety and amended and restated to provide in its entirety as follows:

       TERM OF EMPLOYMENT. The Company hereby agrees to continue to employ Sullivan, and Sullivan hereby agrees to continue to serve the Company, on the terms and conditions set forth herein for the period commencing retroactive to June 1, 1994 (the "Effective Date"), and expiring on the fifth anniversary of the Effective Date (unless sooner terminated as hereinafter set forth).

   2. COMPENSATION. Paragraph 4(a) of the Employment Agreement shall be deleted in its entirety and amended and restated to provide in its entirety as follows:
     BASE SALARY. Sullivan shall receive a base salary at the rate of not less than Six Hundred and Seventy-Five Thousand Dollars ($675,000) per annum ("Base Salary"), payable in substantially equal monthly installments at the end of each month during the period of Sullivan's employment hereunder. It is contemplated that annually in July of each year the Compensation Committee of the Board of Directors will review Sullivan's Base Salary and other compensation during the period of his employment hereunder and, at the discretion of the Compensation Committee, it may increase his Base Salary and other compensation based upon his performance, then generally prevailing industry salary scales, the Company's results of operation, and other relevant factors. Any increase in Base Salary or other compensation shall in no way limit or reduce any other obligation of the Company hereunder and, once established at an increased specified rate, Sullivan's Base Salary hereunder shall not be reduced without his written consent.

   3. EFFECTIVE DATE. The effective date of this Amendment shall be June 1, 1994, and as such, the increase in compensation set forth in Paragraph 2 shall be retroactively applied.

   IN WITNESS WHEREOF, the parties have executed this Amendment to the Employment Agreement on the date and at the place first above written.
IN THE PRESENCE OF:             RPM, INC.


____________________________    By:/s/ James A. Karman
                                   ----------------------------
                                   James A. Karman, President


                                And:/s/ Paul A. Granzier
                                    ---------------------------
                                    Paul A. Granzier, Secretary

                                    The "Company"



____________________________        /s/ Thomas C. Sullivan
                                    ---------------------------
                                    Thomas C. Sullivan

                                    "Sullivan"


373/06821CUA.350





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